Exhibit 32.2
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CROSSBOX, INC. (the "Company") on Form 10-Q for the period ended November 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Walters, CFO, principal financial officer, principal accounting officer, Secretary and Treasurer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2014

By:	/s/ David Walters
Name: David Walters
Title: Principal accounting officer and principal financial officer, Secretary and Treasurer